Exhibit 1.1

EXECUTION VERSION

CORPBANCA

(a Chilean corporation)

6,166,500,000 Common Shares in the form of

American Depositary Shares

(without par value)

Underwriting Agreement

January 15, 2013

Banco BTG Pactual S.A. – Cayman Branch

Butterfield House

68 Fort Street

Grand Cayman, Cayman Islands

Ladies and Gentlemen:

CorpBanca, a banking corporation (sociedad anónima bancaria) organized under the laws of the Republic of Chile (the “Company”), and Fernando Aguad Dagach, a shareholder of the Company (the “Selling Shareholder”) propose, subject to the terms and conditions stated herein, to issue and sell to Banco BTG Pactual S.A. acting through its Cayman Islands Branch (“BTG”) (the “Underwriter”), 6,166,500,000 common shares, without par value, of the Company (the “Common Shares”), in the form of American Depositary Shares (“ADSs” and together with the Common Shares, the “Securities”).

The Common Shares to be represented by ADSs are to be deposited pursuant to an amended and restated deposit agreement (the “Deposit Agreement”), dated as of May 7, 2012 among the Company, Deutsche Bank Trust Company Americas, as depositary (the “Depositary”), and the holders from time to time of the American Depositary Receipts (the “ADRs”) to be issued under the Deposit Agreement and evidencing the ADSs. Each ADS represents 1,500 Common Shares. All references to “U.S. dollars” or “$” herein are to United States dollars. The ADSs are listed on the New York Stock Exchange (the “NYSE”) and trade under the ticker symbol “BCA”.

The Company and the Selling Shareholder are offering the Securities as part of an offering in the United States and elsewhere outside Chile. The Company and the Selling Shareholder may offer Common Shares to the public in Chile concurrently with this offering. Investors who wish to purchase Common Shares must settle in Chile through Celfin Capital S.A. Corredores de Bolsa (“Celfin”).

The Underwriter will purchase the Securities from the Company and the Selling Shareholder, on the basis of the representations, warranties and agreements set forth in this Agreement and subject to the conditions and other provisions herein.

On December 6, 2011, the Company and Inversiones Corpgroup Interhold Limitada (formerly Corp Group Interhold S.A.) (“CorpGroup”) entered into a purchase agreement with Banco Santander, S.A. pursuant to which the Company and CorpGroup acquired a 91.9% and 7.4% equity interest in Banco Santander Colombia S.A. (now known as Banco CorpBanca Colombia S.A. or “CorpBanca Colombia”), respectively, and certain of CorpBanca Colombia’s subsidiaries (the “CorpBanca Colombia Acquisition”).

On October 9, 2012, an affiliate of CorpGroup, HB Acquisition S.A.S., a company organized under the laws of the Republic of Colombia (the “Acquirer”), entered into a share purchase agreement with Inversiones Timón S.A.S., Inversiones Carrón S.A.S. and Comercial Camacho Gómez S.A.S. (the “Sellers”), pursuant to which the Acquirer agreed to acquire up to 100% equity interest in Helm Bank S.A. (“HelmBank”) from the Sellers and third parties (the acquisition of HelmBank is hereinafter called the “Helm Acquisition”). The closing of the Helm Acquisition is subject to the obtaining of the regulatory approvals from the competent Chilean, Colombian, Panamanian and Cayman authorities, the obtaining of the resources needed to finance the purchase price and other customary conditions for this type of transaction. A portion of the net proceeds generated by the offering will be used towards the financing of the Helm Acquisition.

SECTION 1. Representations and Warranties by the Company. The Company represents and warrants to, and agrees with, the Underwriter that:

(a) Registration Statements and Prospectuses. (i) An “automatic shelf registration statement” as defined under Rule 405 under the Act of 1933, as amended, (the “Act”) (such Act, together with the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) promulgated thereunder), on Form F-3ASR (File No. 333-173509) in respect of the Securities has been filed with the Commission not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued, and, to the best knowledge of the Company, no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Base Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Base Prospectus, as amended and supplemented by the documents listed in Schedule I hereto immediately prior to the Applicable Time (as defined in Section 1(e) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Base Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Act, as of the date of such prospectus, as the case may be; any reference to any amendment or supplement to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Base Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”)); and (ii) the Company and the Depositary have also filed with the Commission a registration statement on Form F-6 (No. 333-181036) filed on April 30, 2012, Form F-6/A (No. 333-181036) filed on May 2, 2012, and a related prospectus, which may be in the form of an ADR certificate (the “Registration Statement on Form F-6”), for the registration under the Act of the ADSs evidenced by ADRs, have filed such amendments thereto and such amended prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The Registration Statement on Form F-6, as amended at the time it becomes effective (including by the filing of any post-effective amendments thereto), and the prospectuses included therein, as then amended, are hereinafter called the “ADR Registration Statement” and the “ADR Prospectus,” respectively.

(b) Effectiveness of ADR Registration Statement and Prospectuses. No order preventing or suspending the use of any ADR Registration Statement, ADR Prospectus, Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the information furnished in writing to the Company by the Underwriter expressly for use therein. For purposes of this Agreement, the only information furnished or to be furnished by the Underwriter to the Company for inclusion in the Registration Statement, the ADR Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the ADR Prospectus, or the Prospectus consists of the information set forth in the first sentence of the second paragraph and footnote (1) in the third paragraph under the heading “General”, and in the first, second and third paragraphs under the heading “Price Stabilization and Short Positions” under the caption “Underwriting” in the Prospectus (collectively, the “Underwriter Information”).

(c) Effectiveness of Prospectuses. No order preventing or suspending the use of any Prospectus or Preliminary Prospectus has been issued by the Commission, and each Prospectus or Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriter Information furnished to the Company in writing by the Underwriter expressly for use in any Prospectus, Preliminary Prospectus or any Issuer Free Writing Prospectus.

(d) Issuer Free Writing Prospectus. The Company has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or their agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Act or Rule 134 under the Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the documents listed on Schedule I hereto and (v) any electronic road show or other written communications, in each case approved in writing in advance by the Underwriters. Each such Issuer Free Writing Prospectus complied in all material respects with the Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus filed prior to the first use of such Issuer Free Writing Prospectus, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with the Underwriter Information furnished to the Company in writing by the Underwriter expressly for use in any Issuer Free Writing Prospectus.

(e) Accurate Disclosure. For the purposes of this Agreement, the “Applicable Time” is 5:30p.m. (Eastern Time) on the date of this Agreement. The Pricing Prospectus, as of the Applicable Time and as of the Closing Date, did not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus, each as amended or supplemented as of the Applicable Time, listed on Schedule I(a) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with the Underwriter Information.

(f) Incorporation by Reference. The documents incorporated by reference in the Pricing Prospectus and the Prospectus, including the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2011, filed on April 30, 2012 with the Commission, as amended on Form 20-F/A filed on May 16, 2012, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement.

(g) Financial Statements of the Company. The consolidated financial statements of the Company included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes (together the “Company Financial Statements”) present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and their results of operations, changes in shareholders’ equity and cash flows for the periods specified, and the Company Financial Statements have been prepared in conformity with the International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board and applied on a consistent basis throughout the periods involved. The selected financial data and the summary financial information of the Company included in the Pricing Prospectus and

Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

(h) Financial Statements of CorpBanca Colombia. The consolidated financial statements included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of CorpBanca Colombia and its consolidated subsidiaries as of the dates indicated and the results of operations, changes in shareholders’ equity and statement of cash flows of CorpBanca Colombia and its consolidated subsidiaries for the periods specified, including the years ended December 31, 2011 and December 31, 2010 and the nine months ended September 30, 2012 (together the “CorpBanca Colombia Financial Statements”), and the CorpBanca Colombia Financial Statements have been prepared in conformity with IFRS as issued by the International Accounting Standards Board and applied on a consistent basis throughout the periods involved.

(i) Pro Forma Financial Statements. The Company’s pro forma condensed combined financial statements and the related notes thereto, giving effect to the CorpBanca Colombia Acquisition as if the acquisition had occurred as of January 1, 2011, including the unaudited condensed combined balance sheet for the year ended December 31, 2011 and statements of income for the year ended December 31, 2011 and the nine months ended September 30, 2012, included in the Pricing Prospectus and the Prospectus (the “Pro Forma Financial Statements”) present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(j) Compliance with Securities Regulations. (i) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information; (ii) the ADR Registration Statement, and the ADR Prospectus and any amendments or supplements thereto will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the ADR Registration Statement and as of the applicable filing date as to the ADR Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information.

(k) No Material Adverse Change in Business. (A) As of the date hereof, (1) Neither the Company nor any of its “significant subsidiaries” as such term is defined in Rule 1-02(w) of Regulation S-X (“Significant Subsidiaries”), all of which are listed on Schedule II hereto, has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, (2) since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, there has not been any change in the capital stock or long term debt of the Company or any of its Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its Significant Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”) otherwise than as set forth or contemplated in the Pricing Prospectus, (3) there have been no transactions entered into by the Company or any of its subsidiaries other than those in the ordinary course of business, which are material with respect to the Company and its Significant Subsidiaries considered as one enterprise and (4) except for annual dividends on the Common Shares in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; (B) as of the date hereof, to the best knowledge of the Company, since the respective dates as of which information with respect to Helm Bank is given in the Registration Statement, the Pricing Prospectus and the Prospectus, there has not been any Material Adverse Effect with respect to Helm Bank otherwise than as set forth or contemplated in the Pricing Prospectus.

(l) Title to Property. The Company and its Significant Subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, Pricing Prospectus and Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Significant Subsidiaries; and any real property and buildings held under lease by the Company and its Significant Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Significant Subsidiaries.

(m) Good Standing of Company and its Significant Subsidiaries. Each of the Company and its Significant Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of organization, with power and authority (corporate or otherwise) to own its respective properties and conduct its respective business as described in the Registration Statement, Pricing Prospectus and Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be in good standing, to have such power and authority or to be so qualified would not have, individually or in the aggregate, a Material Adverse Effect.

(n) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, Pricing Prospectus and the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non assessable and conform to the description of the Common Shares contained in the Registration Statement, Pricing Prospectus and Prospectus; and all of the issued shares of capital stock of each Significant Subsidiary, of the Company has been duly and validly authorized and issued, are fully paid and non assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(o) Authorization of Agreement. Each of this Agreement and the Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming this Agreement has been duly executed and delivered by the Underwriter, each constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally, except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(p) Authorization and Description of Securities. The Securities to be issued and sold by the Company to the Underwriter have been duly and validly authorized for sale to the Underwriter pursuant to this Agreement, and when issued, paid for and delivered in accordance with this Agreement and, in the case of the ADSs, the Deposit Agreement, will be validly issued and fully paid and non-assessable; such Common Shares may be freely deposited with the Depositary against issuance of ADRs evidencing ADSs; the ADSs and the underlying Common Shares are freely transferable by the Company to the Underwriter in the manner contemplated by this Agreement; ownership title to such Common Shares, free and clear of all liens, encumbrances or claims will be transferred to the Depositary on behalf of the Underwriter at the Time of Delivery (as defined in Section 4(a)); there are no restrictions on subsequent transfers of such Common Shares or the ADSs to be delivered to the Underwriter, except as described in the Prospectus under “Description of our Common Shares” and “Description of the American Depositary Shares;” the Common Shares, the ADRs and the ADSs conform in all material respects to all statements relating thereto contained in the Prospectus and such descriptions conform in all material respects to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and at the Time of Delivery (as defined in Section 4(a)), the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other similar rights with respect to the Securities to be sold pursuant to this Agreement.

(q) Validity of ADRs. Upon the due issuance by the Depositary of ADRs evidencing ADSs being delivered at the Time of Delivery against the deposit of Common Shares in accordance with the provisions of the Deposit Agreement, such ADRs evidencing ADSs will be duly and validly issued under the Deposit Agreement and persons in whose names such ADRs evidencing ADSs are registered will be entitled to the rights of registered holders of ADRs evidencing ADSs specified therein and in the Deposit Agreement.

(r) No Limitation on Vote, Transfer and Payment of Dividends. Except as set forth in the Deposit Agreement, the Prospectus or the documents incorporated by reference therein, there are no limitations under Chilean law on the rights of holders of Common Shares, ADSs or ADRs evidencing ADSs to hold or vote or transfer their respective securities, and no approvals and/or filings are currently required in Chile (including any foreign exchange or foreign currency approvals) in order for the Company to pay dividends declared by the Company to the holders of Common Shares, including the Depositary, other than the Company’s requirement to report to the Central Bank of Chile any paid dividends within the first ten calendar days of the month following the payment of such dividend in accordance with Chapter XIV of the Central Bank Foreign Exchange Regulation. All dividends and other distributions declared and payable on the Common Shares may be paid in pesos exchangeable into U.S. dollars to the Depositary subject only to a Chilean withholding tax of 35% (which may be reduced by certain tax credits discussed in the Prospectus under the caption “Taxation – Chilean Taxation”) but otherwise free and clear of any tax, duty, withholding or deduction imposed by or in Chile.

(s) No Conflicts of Transaction Documents with Various Matters. (i) The issue and sale of the Securities and the compliance by the Company with, and the execution, delivery and performance of this Agreement and the Deposit Agreement and the consummation of the transactions contemplated herein and therein and in the Registration Statement, the ADR Registration Statement, the Pricing Prospectus and the Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, except for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect; nor will such action result in any violation of any law or statute or any order, rule or regulation, judgment, order, writ or clause of any arbitrator, court or governmental agency, administrative body or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties, assets or operations, except for any such violation that would not, individually or in the aggregate, have a Material Adverse Effect; nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws (estatutos sociales) or similar organizational documents of the Company, and (ii) no consent, approval, authorization, order, registration, filing or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement, the ADR Registration Statement, the Pricing Prospectus and the Prospectus except (A) the approvals of and filings with the Chilean Superintendency of Banks and Financial Institutions (Superintendencia de Bancos e Instituciones Financieras, or “SBIF”), and the Santiago Stock Exchange, relating to the offering of the Securities which have been already obtained and are in full force and effect, and except that final executed copies of this Agreement and the Prospectus must be filed with the SBIF; (B) such as have been already obtained or as may be required under the Act or the rules and regulations of the Commission thereunder or state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter; and (C) such as may be required under the securities laws of jurisdictions other than Chile or the United States.

(t) No Existing or Current Violation or Default. Neither the Company nor any of its Significant Subsidiaries is (A) in violation of its Certificate of Incorporation or By-laws or similar organizational documents, (B) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations, except in the case of clauses (B) and (C), for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect.

(u) Description of Common Shares and ADSs. The statements set forth in the Registration Statement, Pricing Prospectus and Prospectus under the captions “Description of Common Shares” and “Description of American Depositary Shares,” insofar as they purport to constitute a summary of the terms of the Common Shares and ADSs, respectively, under the caption “Tax Considerations”, and under the caption “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.

(v) Absence of Proceedings. Other than as set forth in the Pricing Prospectus and Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any property of the Company or any of its Significant Subsidiaries is the subject which, if determined adversely to the Company or any of its Significant Subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the current or future financial position, shareholders’ equity or results of operations of the Company and its Significant Subsidiaries; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(w) Possession of Licenses and Permits. The Company and its Significant Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Chilean, Colombian, Spanish or United States regulatory agencies or bodies and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule and has obtained all Governmental Licenses necessary to conduct the business now operated by them, except where the failure to have such Governmental Licenses or to make such filings would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and its Significant Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses and their respective filing requirements, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or its Significant Subsidiaries which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(x) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Pricing Prospectus, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(y) Chilean Taxation. Other than as set forth in the Registration Statement, the Pricing Prospectus, the Prospectus or any document incorporated by reference therein, under current Chilean law and regulations, no transaction tax, stamp duty or similar tax or duty or withholding or other taxes are payable by or on behalf of the Underwriter to Chile or any political subdivision or taxing authority thereof or therein in connection with the sale and delivery of the Securities by the Company as contemplated by this Agreement or in connection with the execution, delivery or enforcement of this Agreement or the Deposit Agreement or in connection with the deposit of Common Shares under the Deposit Agreement, except (i) that any other payment, compensation or reimbursement of cost made to persons domiciled or residing outside of Chile is subject to a withholding tax at a rate of up to 35%, except if (a) the payment is deemed a “comisión mercantil” pursuant to the Commercial Code of Chile and timely reported to the Chilean Internal Revenue Service and, thus, benefits from the tax exemption established under the provisions of paragraph 2 of Article 59 of the Chilean Income Tax Law, in which case such payment is exempted from withholding tax, or (b) the payment is deemed a technical assistance service fee, in which case it will be generally subject to a 15% withholding tax, provided that the beneficiary is not a “related entity” or domiciled or a resident in any of the countries considered “tax havens” or harmful preferential tax regimens included in the list issued from time to time by the Ministry of Finance of Chile for such purposes, or (c) the payment is made to a resident of a country or jurisdiction with which Chile has entered into a double tax treaty, and (ii) for taxes, if any, imposed on the net income of the Underwriter, if, other than as a result of the offer and sale of the Securities contemplated hereby, it has a branch or a permanent establishment in Chile or is treated as carrying on business in Chile.

(z) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(aa) Registration Rights. Except with respect to our controlling shareholder, Corp Group Banking S.A., there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act and, except as set forth in the Registration Statement, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Shares or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Shares or shares of any other capital stock or other equity interests of the Company, and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Securities, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Securities as contemplated thereby or otherwise.

(bb) Well-Known Seasoned Issuer. (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act.

(cc) Chilean Independent Accountants. Deloitte & Touche Sociedad de Auditores y Consultores Ltda. (“Deloitte Chile”), who has audited the Company Financial Statements included or incorporated by references in the Registration Statement, Pricing Prospectus and the Prospectus, and have audited the Company’s internal control over financial reporting and management’s assessment thereof, are independent public accountants as required by the Act, the Exchange Act, and the

Public Company Accounting Oversight Board, and are registered as independent auditors (auditores independientes) with the Superintendency of Securities and Insurance (Superintendencia de Valores y Seguros, or “SVS”) and the SBIF.

(dd) Colombian Independent Accountants. Deloitte & Touche LTDA. (“Deloitte Colombia”), who has audited the CorpBanca Colombia Financial Statements included in the Registration Statement, Pricing Prospectus and the Prospectus, are independent public accountants as required by the Act, the Exchange Act, and Rule 101 of the AICPA’s Code of Professional Conduct and its interpretations and rulings, and are registered as independent auditors (auditores independientes) within the applicable rules and regulations at the Junta General de Contadores, the Colombian accounting oversight entity, and as otherwise required by Colombian law and accounting standards.

(ee) Payment of Taxes. All material tax returns required to be filed by the Company and each of its Significant Subsidiaries have been filed or the Company has requested extensions thereof, and all material taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

(ff) Accounting Controls. The Company and each of its Significant Subsidiaries, to the extent applicable, maintain effective internal control over financial reporting (as defined under Rule 13a-15 and 15d-15 under the Exchange Act Regulations) and a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company and each of its Significant Subsidiaries, to the extent applicable, maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act Regulations) that comply with the requirements of the SVS and the SBIF and the Exchange Act, to the extent applicable, and designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers by others within those entities, as appropriate, to allow timely decisions regarding disclosure; and such disclosure controls and procedures are effective.

(gg) No Change Over Financial Reporting. Except as disclosed in the Registration Statement, the Pricing Prospectus, the Prospectus or any documents incorporated by reference therein, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(hh) Insurance. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company and its Significant Subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

(ii) Absence of Labor Dispute. Neither the Company nor any of its subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s best knowledge, threatened against the Company or any of its Significant Subsidiaries before any government entity and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s best knowledge, threatened against the Company or any of its Significant Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of its Significant Subsidiaries, and (ii) to the Company’s best knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of its subsidiaries and (B) there has been no violation of any federal, state, local or foreign law or regulation relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder (collectively, “ERISA”) concerning the employees of the Company or any of its Significant Subsidiaries.

(jj) No Prohibited ERISA Transaction. No “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)), “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(c) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) to the best of the Company’s knowledge, has occurred, exists or is reasonably expected to occur with respect to any employee benefit plan (as defined in Section 3(3) of ERISA) which the Company or any of its subsidiaries maintains, contributes to or has any obligation to contribute to, or with respect to which the Company or any of its subsidiaries has any liability, direct or indirect, contingent or otherwise (each, a “Plan”); each Plan is in compliance in all material respects with applicable law, including ERISA and the Code; neither the Company nor any of its subsidiaries has (i) failed to timely make all required contributions to each Plan, or (ii) incurred or expects to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any Plan, in each case except as would not have a Material Adverse Effect; and each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or failure to act, which could reasonably be expected to cause the loss of such qualification, except as would not have a Material Adverse Effect.

(kk) OFAC. None of the Company, any of its subsidiaries or, to the best knowledge of the Company, any director, officer, agent, employee, affiliate or representative of the Company or any of its subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) or other relevant sanctions authority (collectively, “Sanctions”); and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(ll) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(mm) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the Company’s best knowledge, on the part of any of the Company’s officers or directors, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith applicable to the Company as of the date hereof.

(nn) Foreign Corrupt Practices Act. Neither the Company nor, to the best knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the best knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(oo) Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(pp) Environmental Matters. Except as described in the Registration Statement, Pricing Prospectus and Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy, permit or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials and (B) neither the Company nor any of its subsidiaries is conducting, funding or responsible for clean-up or remediation of Hazardous Materials.

(qq) Possession of Intellectual Property. The Company and its Significant Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the inability to do so would not, singly or in the aggregate, have a Material Adverse Effect and neither the Company nor any of its Significant Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Significant Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(rr) Passive Foreign Investment Company. Based on proposed Treasury regulations, which are proposed to be effective for taxable years after December 31, 1994, the Company believes that it was not a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, for the year ended December 31, 2011 and it does not anticipate becoming a PFIC for future taxable years (taking into account, among other factors, the effect to the offering and sale of the Securities and the application of the proceeds thereof).

(ss) Waiver of Immunity by the Company. The Company and its obligations under this Agreement are subject to civil and commercial law and to suit and neither the Company nor any of its properties, assets or revenues has any right of immunity under Chilean or New York law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any Chilean, New York State or U.S. federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement and, to the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company has waived or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 18 of this Agreement.

(tt) Consent to Jurisdiction. Appointment of Agent for Service of Process. The Company has the power to submit, and pursuant to this Agreement has legally, validly, effectively and irrevocably submitted to the exclusive personal jurisdiction of any federal or state court in the State of New York, County of New York, and has validly and irrevocably waived any objection to the laying of the venue of any such suit, action or proceeding brought in any such court and has the power to designate, appoint and empower, and pursuant to this Agreement has legally, validly and effectively designated, appointed and empowered, CorpBanca New York Branch, 845 Third Avenue, 5th Floor, New York, New York 10022 (“Authorized Agent”) as its agent for service of process in any suit or proceeding based on or arising under this Agreement in any federal or state court in the State of New York, County of New York, as provided in Section 19 of this Agreement.

(uu) Judgments. Any final and conclusive monetary judgment against the Company of any New York State or Federal court sitting in New York City based upon this Agreement and the Deposit Agreement shall be recognized and enforced by the courts of the Republic of Chile, without re-examining or re-litigating the merits of the original action, provided the following conditions are met (the existence or non-existence of which would be determined by the Corte Suprema de Justicia (Supreme Court of Chile)): (A) if there is a treaty between Chile and the country where the judgment was rendered with respect to the enforcement of foreign judgments, the provisions of such treaty will apply, (B) in the absence of a treaty, the rules of reciprocity will apply to the enforcement of judgments; if the country where the judgment was passed does not recognize judgments of Chilean courts, such foreign judgments may not be enforced in Chile, and (C) if the previous rules cannot be applied, the monetary judgment of foreign courts will have in Chile the same effect as the judgments given by Chilean courts, provided that: (w) the foreign monetary judgment does not contain anything contrary to the laws of Chile, (x) the foreign monetary judgment is not contrary to public policy of Chile and does not affect in any way properties situated in Chile, which are subject exclusively to the jurisdiction of local courts, (y) the defendant against whom the enforcement is sought has been given personal notice of the proceedings in accordance with Chilean law and has been afforded a real opportunity to appear before the foreign court and defend his case, which are factual issues that must be established when obtaining in Chile the enforcement of a foreign monetary judgment. Personal service made upon the Company’s process agent, assuming that manner of service to be valid under the local law of the place where service was made, would constitute due notice. However, under Chilean law, service of process by mail will not be deemed to constitute due service of process for the above purposes, and (z) the foreign monetary judgment is final (i.e., not subject to any recourse), conclusive and enforceable under the laws of the the country where it was rendered. Upon compliance with the above, the courts in the Republic of Chile shall enforce a final and conclusive monetary judgment rendered by any New York State or Federal court sitting in New York City, in accordance with the procedure applicable to the enforcement of final and conclusive foreign judgments in Chile under the provisions of the Chilean Civil Procedure Code (Código de Procedimiento Civil). To enforce a foreign judgment in Chile, a judgment must be submitted to the Supreme Court of Chile, in the form of a legalized and officially translated copy. The Supreme Court of Chile will hear arguments from the party against whom enforcement is sought, but such hearing will be limited to aspects relating to such enforcement and not to substantive issues resolved in the foreign judgment. As of the date hereof, there is no treaty between the Republic of Chile and the United States on the enforcement of foreign judgments. In practice, due to the difficulties of proving in each case whether the reciprocity rule on the enforcement of foreign judgments applies or not in respect of a specific country, the Supreme Court of Chile’s approach on the matter has generally been the examination of whether circumstances in letters (w) and (x) above are duly met by such foreign judgment.

(vv) Except as described in the Registration Statement, the ADR Registration Statement, and the Prospectus, there are no contracts, agreements or understandings in relation to the offering of the ADSs or the Common Shares underlying the ADSs between the Company and any person that would give rise to a valid claim against the Company, the Underwriter or Celfin for a brokerage commission, finder’s fee or other like payment.

(ww) No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Prospectus and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(xx) Any certificate signed by any officer of the Company pursuant to Section 9 and delivered to the Underwriter or to the counsel for the Underwriter for the benefit of the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

(yy) The Company is a “foreign private issuer” as defined in Rule 3b-4 under the Exchange Act as of the date hereof.

SECTION 2. Representations and Warranties by the Selling Shareholder. The Selling Shareholder represents and warrants to, and agrees with, the Underwriter that:

(a) The Selling Shareholder has, and will have, valid and marketable title to the Securities to be sold by it; upon the sale of such Securities to the Underwriter pursuant to this Agreement (whether the time of purchase or any additional time of purchase, as the case may be), all right, title and interest in such Securities will be transferred to the Underwriter free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

(b) The Selling Shareholder has and, at the Time of Delivery (whether the time of purchase or any additional time of purchase, as the case may be), will have full legal right, power and capacity, and all authorizations and approvals required by law (other than those imposed by the Act and state securities or blue sky laws), to (i) enter into this Agreement, (ii) sell, assign, transfer and deliver such Securities in the manner provided in this Agreement, (iii) deposit such Securities in the account(s) designated by Celfin, (iv) make the representations, warranties and agreements made by such Selling Shareholder herein and therein;

(c) This Agreement has been duly executed and delivered by the Selling Shareholder, and is a legal, valid and binding agreement of the Selling Shareholder enforceable in accordance with its terms;

(d) The Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, will comply, in all material respects, with the requirements of the Act; the ADR Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, will comply, in all material respects, with the requirements of the Act; the Registration Statement did not, as of the date of its effectiveness, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the ADR Registration Statement did not, as of date of its effectiveness, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Preliminary Prospectus complied, at the time it was filed with the SEC, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of the Preliminary Prospectus and the date the Preliminary Prospectus was filed with the SEC and ends at the time of purchase did or will the Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Pricing Prospectus, as of the Applicable Time, and as of the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of its date, the date that it is filed with the SEC, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the SEC and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Issuer Free Writing Prospectus and ends at the time of purchase did or will any Issuer Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Selling Shareholder makes no representation or warranty with respect to any statement contained in the Registration Statement, the ADR Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with information concerning the Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, the ADR Registration Statement, such Preliminary Prospectus, the Pricing Prospectus, the Prospectus or such Issuer Free Writing Prospectus;

(e) The Selling Shareholder has no reason to believe, after due inquiry, that the representations and warranties of the Company contained in Section 1 hereof are not true and correct in all material respects;

(f) All information with respect to the Selling Shareholder included in the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus or the Prospectus complied and will comply with all applicable provisions of the Act and Exchange Act;

(g) The sale of the Securities to be sold by the Selling Shareholder pursuant to this Agreement is not prompted by any information concerning the Company or any Significant Subsidiary of the Company which is not set forth in the Registration Statement (excluding exhibits thereto), the Preliminary Prospectus, the Pricing Prospectus and the Prospectus;

(h) Neither the Selling Shareholder nor any of its affiliates has taken, directly or indirectly, any action designed to, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

(i) There are no affiliations or associations between any member of FINRA and the Selling Shareholder, except as set forth in the Registration Statement (excluding exhibits thereto), the Preliminary Prospectus, the Pricing Prospectus and the Prospectus; none of the proceeds received by such Selling Shareholder from the sale of the Securities pursuant to this Agreement will be paid to a member of FINRA or any affiliate of such member;

(j) At the time of purchase, each additional time of purchase, and at the time of settlement, all stock transfer or other taxes, if any, that are required to be paid in connection with the sale and transfer of the Securities to be sold by the Selling Shareholder to the Underwriter hereunder, shall have been fully paid or provided for by such Selling Shareholder, and all laws imposing such taxes shall have been fully complied with;

(k) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, court, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, FINRA), is required in connection with the sale of the Securities to be sold by the Selling Shareholder, or the consummation by such Selling Shareholder of the transactions contemplated by this Agreement and the Deposit Agreement, other than registration of the Securities under the Act, which has been effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriter;

(l) The Selling Shareholder has not, prior to the execution of this Agreement, offered or sold any Securities by means of any “prospectus” (within the meaning of the Act), or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Securities, in each case other than the then most recent Preliminary Prospectus;

(m) Neither the execution, delivery and performance of this Agreement, nor the sale by the Selling Shareholder of the Securities pursuant to this Agreement or the other transactions contemplated hereby or thereby, will conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any of its properties may be bound or affected, or (ii) any federal, state, local or foreign law, regulation or rule, or (iii) any decree, judgment or order applicable to such Selling Shareholder;

(n) The Selling Shareholder has the power to submit, and pursuant to this Agreement has legally, validly, effectively and irrevocably submitted to the exclusive personal jurisdiction of any federal or state court in the State of New York, County of New York, and has validly and irrevocably waived any objection to the laying of the venue of any such suit, action or proceeding brought in any such court and has the power to designate, appoint and empower, and pursuant to this Agreement has legally, validly and effectively designated, appointed and empowered, CorpBanca New York Branch, 845 Third Avenue, 5th Floor, New York, New York 10022 (“Authorized Agent”) as its agent for service of process in any suit or proceeding based on or arising under this Agreement in any federal or state court in the State of New York, County of New York, as provided in Section 19 of this Agreement.

SECTION 3. Offer of Securities.

(a) Subject to the terms and conditions herein set forth, the Company agrees to issue and sell and the Selling Shareholder agrees to sell, in each case, severally and not jointly, to the Underwriter through the subasta de libro de órdenes, and the Underwriter agrees to purchase from the Company and the Selling Shareholder, at a purchase price equal to US$19.3320 per ADS, each representing 1,500 shares of Common Stock, the number of Securities set forth opposite the name of the Underwriter in in Schedule III hereto. The Underwriter proposes to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

SECTION 4. Settlement.

(a) Delivery of Securities to DTC. The Securities to be purchased by the Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Underwriter may request upon at least forty eight hours’ prior notice to the Company and the Selling Shareholder, shall be delivered by or on behalf of the Company and the Selling Shareholder to the Underwriter, through the facilities of The Depository Trust Company (“DTC”), for the account of the Underwriter, against payment by or on behalf of the Underwriter of the purchase price in Chilean Pesos therefor by wire transfer of Federal (same-day) funds to the accounts specified by (i) the Company and (ii) the Selling Shareholder, both sent to the Underwriter at least forty-eight hours in advance. The Company and the Selling Shareholder will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Securities, 9:30 a.m., New York City time, on January 18, 2013 or such other time and date as the Underwriter and the Company may agree upon in writing (the “Time of Delivery”).

(b) Delivery of Documents. The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross receipt for the Securities and any additional documents requested by the Underwriter pursuant to Section 9 (v) and (x) hereof, will be delivered at the offices of Underwriter’s counsel: Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 (the “Closing Location”), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 10 a.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

(c) Delivery of ADRs. The ADRs evidencing ADSs shall be delivered to the Underwriter at the Time of Delivery for the account of the Underwriter, with any transfer, stamp or similar taxes or any withholding or other taxes imposed by Chile or any taxing authority thereof or therein payable in connection with the initial delivery of the ADRs, ADSs or Common Shares to the Underwriter, the Depositary or the persons in whose names the Underwriter has requested ADRs evidencing ADSs to be initially issued at the Time of Delivery, duly paid by the Company and the Selling Shareholder against payment of the purchase price thereof in accordance with this Section 4. Any transfer taxes or stamp duties or any withholding or other taxes payable on any transfer subsequent to the delivery of ADRs in accordance with this Section 4 shall not be the responsibility of the Company nor the Selling Shareholder.

SECTION 5. Covenants of the Company. The Company agrees with the Underwriter:

(a) Required Filings. To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement or as otherwise permitted pursuant to Rule 424(b); to make no further amendment or any supplement to the Registration Statement, the Base Prospectus or the Prospectus prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Securities, of any notice of objection of the Commission to the use of the Registration Statement or any post effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Securities by the Underwriter (references herein to the Registration Statement shall include any such amendment or new registration statement).

(b) Amendments or Supplements. If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice thereof.

(c) Blue Sky Qualifications. Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

(d) Delivery of Prospectuses. Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriter with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case the Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

(e) Rule 158. To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

(f) Restriction on Sale of Securities. During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any Common Shares, directly or represented by ADSs, any security that constitutes the right to receive Common Shares or ADSs or any securities of the Company convertible into or exercisable or exchangeable for Common Shares, directly or represented by ADSs, or file any registration statement under the Act with respect to any of the foregoing; or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Shares or ADSs or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or ADSs or such other securities, in cash or otherwise (other than the Common Shares or ADSs to be sold hereunder or pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of the Underwriter.

(g) Filing Fees. To pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act.

(h) Use of Proceeds. To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”.

(i) Indemnification for Stamp Taxes, etc. The Company agrees to indemnify and hold harmless the Underwriter against any documentary, stamp or similar transfer or issue tax, or fees, including any interest and penalties, which are or may be required to be paid to Chile or any political subdivision or taxing authority thereof or therein on or in connection with the creation, offer and distribution of the Common Shares or ADSs or on the execution or delivery of this Agreement.

(j) Listing. The Company will use its best efforts to effect the listing of the Common Shares on the Santiago Stock Exchange. The Company will use its best efforts to effect the supplemental listing of the ADSs on the NYSE and will file with the NYSE and the Santiago Stock Exchange all documents and notices required by such stock exchanges of companies that have securities listed thereon.

(k) Electronic License. Upon request of the Underwriter, to furnish, or cause to be furnished, to the Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by the Underwriter for the purpose of facilitating the on-line offering of the Securities (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

(l) Deposit of Common Shares. Prior to the Time of Delivery, the Company will deposit or cause to be deposited Common Shares with the Depositary in accordance with the provisions of the Deposit Agreement so that the ADRs evidencing the ADSs to be delivered to the Underwriter at the Time of Delivery are executed, countersigned and issued by the Depositary against receipt of such Common Shares and delivered to the Underwriter at such Time of Delivery.

(m) Absence of Stabilization. The Company agrees not to (and to use its best efforts to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company.

(n) Reports. The Company will furnish to the Depositary and to holders of ADRs, upon request, directly or through the Depositary, such reports and other information described in the Prospectus under the caption “Available Information” in accordance with the procedures stated thereunder.

(o) Additional Reports. For a period of three years from the date hereof, upon request, the Company will furnish to the Underwriter copies of (A) all reports or other communications (financial or otherwise) furnished to holders of ADSs and (B) any reports and financial statements furnished to or filed with the Commission, the NYSE, the SVS, the Santiago Stock Exchange or any national securities exchange and thereafter made available to the general public, provided that any such reports, communications or financial statements that are furnished to or filed with the Commission and generally made available to the public shall be deemed to have been furnished to the Underwriter.

(p) Ongoing Compliance. The Company, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Act and the Commission’s rules under the Exchange Act.

(q) No Market Manipulation. During the period beginning on the date hereof and ending on the later of the Time of Delivery and the date of the completion of the placement of the Securities, as evidenced by a notice in writing from the Underwriter to the Company, (A) the Company will not, and will cause its subsidiaries and all other parties acting on its behalf not to, without giving reasonable notice of its intention to do so to the Underwriter (unless prevented from doing so by applicable law or regulation), issue any public announcement or participate in any press or other financial conference, except in the ordinary course of business, which (1) could reasonably be expected to have a material effect on the price or distribution of the Securities or (2) contradict any of the information contained in the Prospectus and will not issue any such public announcement or participate in any press or other financial conference, except in the ordinary course of business, to which the Underwriter shall reasonably object, and (B) the Company will notify the Underwriter promptly of any event or development making untrue or incorrect in any material respect, or of any change materially affecting, any of the representations, warranties, agreements or indemnities made by it herein at any time prior to the Time of Delivery and will take such steps as may be reasonably requested by the Underwriter to remedy or publicize the same.

SECTION 6. Certain Covenants of the Selling Shareholder. The Selling Shareholder agrees with the Underwriter:

(a) Not, at any time at or after the execution of this Agreement, to offer or sell any Securities by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Securities, in each case other than the Prospectus;

(b) Not to take, directly or indirectly, any action designed to or which may constitute or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

(c) To pay or cause to be paid all taxes, if any, on the transfer and sale of the Securities being sold by the Selling Shareholder;

(d) To advise you promptly, and if requested by you, to confirm such advice in writing, so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, of (i) any material change in the Company’s condition (financial or otherwise), prospects, earnings, business or properties, (ii) any change in information in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus relating to the Selling Shareholder or (iii) any new material information relating to the Company or relating to any matter stated in the Registration Statement, any Preliminary Prospectus or the Prospectus which comes to the attention of the Selling Shareholder;

SECTION 7. Issuer Free Writing Prospectuses.

(a) Prior Consent. Each of the Company and the Selling Shareholder represent and agree that, without the prior consent of the Underwriter, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; the Underwriter represents and agrees that, without the prior consent of the Company or the Selling Shareholder, that it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus, other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Schedule I or prepared pursuant to Section 1(d) above (including any electronic road show), or (iii) any free writing prospectus prepared by the underwriter and approved by the Company and Selling Shareholder in advance in writing.

(b) Compliance with the Act. The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.

(c) Conflicting Information. The Company and the Selling Shareholder agree that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the ADR Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Underwriter and, if requested by the Underwriter, will prepare and furnish without charge to the Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this Section 7(c) shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with the Underwriter Information.

SECTION 8. Payment of Expenses. The Company agrees that, whether or not the Offering is consummated, it undertakes to, promptly upon the written request of the Underwriter, reimburse the Underwriter for all reasonable costs and expenses (which can be billed from time-to-time) and any applicable taxes incurred by the Underwriter in connection with the Offering, including, without limitation: (i) the fees, disbursements and expenses of the Underwriter’s local and international counsels as mutually agreed upon by the Company and the Underwriter; (ii) fees and expenses relating to the settlement of the Securities through Pershing and the listing of the Securities on the relevant stock exchange; (iii) the costs of printing and distribution to or on behalf of the underwriters of any preliminary and final offering memoranda, prospectuses or other disclosure documents in connection with the Offering; (iv) out-of-pocket travel expenses of the Underwriter, including due diligence and the Underwriter’s roadshow expenses; and (v) all customary roadshow expenses, including the cost of any internet based roadshow; provided that all such expenses incurred in the aggregate by the Underwriter on its own behalf in connection therewith shall be mutually agreed upon by the Company and the Underwriter. The Company shall be solely responsible for the fees, disbursements and expenses of Company’s local and international counsels. Notwithstanding anything in this section to the contrary, any expenses in excess of the amount set forth herein, shall nonetheless be borne by the Company, if such expense is approved in writing by the Company prior to the incurrence of any such expense.

SECTION 9. Conditions of Underwriter’s Obligations. The obligations of the Underwriter hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Shareholder herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Selling Shareholder shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) Effectiveness of Registration Statement. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement, or the ADR Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

(b) Opinion of U.S. Counsel for Underwriter. Shearman & Sterling LLP, U.S. counsel for the Underwriter, shall have furnished to the Underwriter such written opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to the Underwriter, as well as such other related matters as the Underwriter may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(c) Opinion of Chilean Counsel for Underwriter. Claro y Cía., Chilean counsel for the Underwriter, shall have furnished to the Underwriter such written opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to the Underwriter as well as such other related matters as the Underwriter may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(d) Opinion of U.S. Counsel for Depositary. Ziegler, Ziegler & Associates LLP, counsel for the Depositary, shall have furnished to the Underwriter their written opinion (a form of such opinion is attached as Annex A hereto), dated the Time of Delivery, in form and substance satisfactory to the Underwriter, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(e) Opinion of U.S. Counsel for Company. Dechert LLP, US counsel for the Company, shall have furnished to the Underwriter their written opinion (a draft of such opinion is attached as Annex B hereto), dated the Time of Delivery, in form and substance reasonably satisfactory to the Underwriter.

(f) Opinion of Chilean Counsel for Company. Barros & Errázuriz Abogados, Chilean counsel for the Company, shall have furnished to the Underwriter their written opinion (a draft of such opinion is attached as Annex C hereto), dated the Time of Delivery, in form and substance satisfactory to the Underwriter.

(g) Opinion of Colombian Counsel for Company. Posse Herrera Ruiz, Colombian counsel for the Company, shall have furnished to the Underwriter their written opinion (a draft of such opinion is attached as Annex D hereto), dated the Time of Delivery, in form and substance satisfactory to the Underwriter.

(h) Opinion of Chilean Counsel for Selling Shareholder. Guerrero & Asociados, Chilean counsel for the Selling Shareholder, shall have furnished to the Underwriter their written opinion (a draft of such opinion is attached as Annex E hereto), dated the Time of Delivery, in form and substance satisfactory to the Underwriter.

(i) Chilean Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Underwriter shall have received from Deloitte Chile, the independent registered public accounting firm for the Company, a letter, dated the date hereof, addressed to the Underwriter, in form and substance satisfactory to the Underwriter, covering the relevant financial information in the Registration Statement and Pricing Prospectus, including the Company Financial Statements and the Pro Forma Financial Statements with a cut-off date no more than three business days before the date of the comfort letter.

(j) Colombian Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Underwriter shall have received from Deloitte Colombia, the independent registered public accounting firm for CorpBanca Colombia, a letter, dated the date hereof, addressed to the Underwriter, in form and substance satisfactory to the Underwriter, covering the relevant financial information in the Pricing Prospectus, including the CorpBanca Colombia Financial Statements with a cut-off date no more than three business days before the date of the comfort letter.

(k) Chilean Accountant’s Bring-down Comfort Letter. At the Time of Delivery, the Underwriter shall have received from Deloitte Chile a letter, dated as of the Time of Delivery, addressed to the Underwriter, in the form satisfactory to the Underwriter, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (i) of this Section, with a cut-off date no more than three business days before the date of the comfort letter.

(l) Colombian Accountant’s Bring-down Comfort Letter. At the Time of Delivery, the Underwriter shall have received from Deloitte Colombia a letter, dated as of the Time of Delivery, addressed to the Underwriter, in the form satisfactory to the Underwriter, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (j) of this Section, with a cut-off date no more than three business days before the date of the comfort letter.

(m) Deposit Agreement. The Deposit Agreement shall be in full force and effect.

(n) Certificate of Depositary. At the Time of Delivery, the Underwriter shall have received a certificate of the Depositary, in form and substance satisfactory to the Underwriter, executed by one of its authorized officers with respect to the deposit with the custodian under the Deposit Agreement of the Common Shares underlying the ADSs to be purchased against issuance of the ADRs evidencing such ADSs, the execution, issuance, countersignature and delivery of the ADRs evidencing such ADSs pursuant to the Deposit Agreement and such other matters related thereto as the Underwriter may reasonably request.

(o) Delivery of Documents to Underwriter. On or prior to the Time of Delivery, there shall have been delivered to the Underwriter a copy, certified by a duly authorized signatory of the Company, of (i) the By-laws of the Company, as amended, and (ii) all resolutions of the shareholders and of the board of directors of the Company authorizing (x) the offering and the issuance of the Common Shares and the ADSs and (y) the execution of this Agreement and the Deposit Agreement and the entry into and performance of the transactions contemplated thereby.

(p) Chilean Offer. Contemporaneously with or prior to the purchase by the Underwriter of the Securities, the sale of shares in the form of Common Shares to Celfin according to the subasta de libro de órdenes shall have occurred.

(q) No Change in Financial Position. (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus or any document incorporated by reference therein, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock or long term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus or any document incorporated by reference therein, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

(r) No Force Majeure. On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE or the Santiago Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the NYSE or the Santiago Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State or Chilean or Colombian authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or Chile or Colombia; (iv) the outbreak or escalation of hostilities involving the United States or Chile or Colombia or the declaration by the United States or Chile or Colombia, respectively, of a national emergency or war; (v) the imposition of the proposal of exchange controls by any governmental authority in Chile or Colombia; or (vi) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (vi) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

(s) Delivery of Prospectuses. The Company shall have complied with the provisions of Section 5(d) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement.

(t) Approval of Listing. At the Time of Delivery, the ADSs shall have been duly listed on the NYSE, subject to official notice of issuance, and the Common Shares shall be approved for listing and shall be eligible for trading on the Santiago Stock Exchange.

(u) Lock-up Agreements. The Company has obtained and delivered to the Underwriter executed copies of a lock-up agreement (a form of such letter is attached as Annex F) from the persons listed in Schedule IV, substantially to the effect set forth in Annex F hereof in form and substance satisfactory to the Underwriter.

(v) Officers’ Certificate. The Company and the Selling Shareholder shall have furnished or caused to be furnished to the Underwriter at the Time of Delivery certificates of officers of the Company and the Selling Shareholder satisfactory to the Underwriter, as to the accuracy of the representations and warranties of the Company and the Selling Shareholder herein at and as of such time, as to the performance by the Company and the Selling Shareholder of all of their obligations hereunder to be performed at or prior to such time, as to the matters set forth in subsections (a) and (s) of this Section and as to such other matters as the Underwriter may reasonably request.

(w) Financial Planning Vice President Certificate. On the date of this Agreement and on the Closing Date, Helm Bank shall have furnished to the Underwriter a certificate, dated the respective dates of delivery thereof and addressed to the Underwriter, of its Financial Planning Vice President with respect to certain financial data contained in each of the Pricing Prospectus and the Prospectus, in form and substance reasonably satisfactory to the Underwriter.

(x) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Company and the Selling Shareholder at any time at or prior to the Time of Delivery and such termination shall be without liability of any party to any other party except as provided in Section 8 and except that Sections 1, 10, 11, 12, 18, 19, 20, 21, 22 and 23 shall survive any such termination and remain in full force and effect.

SECTION 10. Indemnification.

(a) Indemnification of Underwriter. The Company and the Selling Shareholder agree to indemnify and hold harmless the Underwriter, its officers, directors, employees and affiliates (as such term is defined in Rule 501(b) under the Act (each, an “Affiliate”)) and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Prospectus or the Prospectus (or any amendment or supplement thereto) or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any road show or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, Issuer Free Writing Prospectus, Prospectus or in any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 10(c) below) any such settlement is effected with the written consent of the Company;

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of one counsel chosen by BTG (together with local counsel in each jurisdiction)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, the Pricing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(b) Indemnification of Company, Directors, Officers and Selling Shareholder. The Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the Selling Shareholder, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, the Pricing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to

Section 10(a) above, counsel to the indemnified parties shall be selected by the Underwriter, and, in the case of parties indemnified pursuant to Section 10(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 10 or Section 11 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 10(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 11. Contribution.

(a) If the indemnification provided for in Section 10 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder, on the one hand, and the Underwriter, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholder, on the one hand, and of the Underwriter, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

(b) The relative benefits received by the Company and the Selling Shareholder, on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholder, on the one hand, and the total underwriting discount received by the Underwriter, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

(c) The relative fault of the Company and the Selling Shareholder, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholder or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d) The Company, the Selling Shareholder and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 11. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 11 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

(e) Notwithstanding the provisions of this Section 11, the Underwriter shall not be required to contribute any amount in excess of the underwriting commissions received by it in connection with the Securities underwritten by it and distributed to the public.

(f) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(g) For purposes of this Section 11, each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the Underwriter’s Affiliates and selling agents shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the Selling Shareholder shall have the same rights to contribution as the Company.

SECTION 12. Representations, Warranties and Agreements to Survive. The respective indemnities, agreements, representations and warranties of the Company, the Selling Shareholder and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter, or the Company, or any officer or director or controlling person of the Company, or the Selling Shareholder and shall survive delivery of and payment for the Securities.

SECTION 13. Notices.

(a) All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to BTG Pactual US Capital LLC, 601 Lexington Avenue, 57th Floor, New York, NY 10022, Attention: Transactions Advisory Group; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

(b) In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriter is required to obtain, verify and record information that identifies its clients, including the Company and the Selling Shareholder, which information may include the name and address of its clients, as well as other information that will allow the Underwriter to properly identify its clients.

SECTION 14. Parties. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company, the Selling Shareholder and, to the extent provided in Sections 10 and 13 hereof, the officers and directors of the Company and each person who controls the Company or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

SECTION 15. Time. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. and the Central Bank of Chile in Santiago de Chile are open for business.

SECTION 16. No Advisory or Fiduciary Relationship. The Company and the Selling Shareholder acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Shareholder, on the one hand, and the

Underwriter, on the other, (ii) in connection therewith and with the process leading to such transaction the Underwriter is acting solely as a principal and not the agent or fiduciary of the Company and the Selling Shareholder, (iii) the Underwriter has not assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Company or the Selling Shareholder on other matters) or any other obligation to the Company or the Selling Shareholder except the obligations expressly set forth in this Agreement and (iv) the Company and the Selling Shareholder has consulted their own legal and financial advisors to the extent they deemed appropriate. The Company and the Selling Shareholder agree that they will not claim that the Underwriter has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company and the Selling Shareholder, in connection with such transaction or the process leading thereto.

SECTION 17. Merger. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Shareholder and the Underwriter with respect to the subject matter hereof.

SECTION 18. Waiver of Immunity. To the extent that the Selling Shareholder, the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to the Company, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any Chilean, New York State or U.S. federal court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any such court in which proceedings may at any time be commenced, with respect to the obligations and liabilities of the Company and the Selling Shareholder , or any other matter under or arising out of or in connection with this Agreement, the Company and the Selling Shareholder hereby irrevocably and unconditionally waive such right to the extent permitted by law, and agrees not to plead or claim any such immunity.

SECTION 19. Consent to Jurisdiction. The Company and the Selling Shareholder, by its execution and delivery of this Agreement, agree that service of process may be made upon the Authorized Agent, in the United States of America in any suit or proceeding against the Company and/or the Selling Shareholder instituted by the Underwriter or any person controlling the Underwriter based on or arising under this Agreement or the transactions contemplated herein which may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, State of New York, and hereby irrevocably consents and submits to the exclusive jurisdiction of any such court in personam in respect of any such suit or proceeding. Nothing herein shall in any way be deemed to limit the ability of the Underwriter and the other persons referred to in Sections 7 and 8 to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Company or the Selling Shareholder or bring actions, suits or proceedings against the Company and/or the Selling Shareholder, in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Company and the Selling Shareholder hereby irrevocably and unconditionally waive, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement or the transactions contemplated herein brought in the federal courts or the courts of the State of New York located in the State of New York, County of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 20. Judgment Currency. The Company and the Selling Shareholder agree to indemnify the Underwriter, its officers, directors, employees and Affiliates and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the Underwriter agrees to indemnify the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the Selling Shareholder in respect of any judgment being given in connection with this Agreement, the Prospectus, the Registration Statement or the ADR Registration Statement for which indemnification is provided by such person pursuant to Section 10 of this Agreement and any such judgment or order being paid in a currency (the “Judgment Currency”) other than U.S. dollars against any loss incurred, as incurred, as a result of any variation as between (i) the spot rate of exchange in New York at which the Judgment Currency would have been convertible through normal banking procedures in the City of New York into U.S. dollars as of the date such judgment or order is entered, and (ii) the spot rate of exchange at which the indemnified party is first able to purchase U.S. dollars through normal banking procedures in the City of New York with the amount of the Judgment Currency actually received by the indemnified party. If, alternatively, the indemnified party receives a profit as a result of such currency conversion, it will return any such profits to the indemnifying party (after taking into account any taxes or other costs arising in connection with such conversion and repayment). The foregoing indemnity shall constitute a separate and independent, several and not joint, obligation of the Company, the Selling Shareholder and the Underwriter and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “spot rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

SECTION 21. Governing Law. This Agreement and any matters related to this transaction shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any law other than the laws of the State of New York. The Company and the Selling Shareholder agree that any suit or proceeding arising in respect of this Agreement or the transactions contemplated hereby will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company and the Selling Shareholder agree to submit to the exclusive jurisdiction of, and to venue in, such courts.

SECTION 22. TRIAL BY JURY. THE COMPANY, THE SELLING SHAREHOLDER AND THE UNDERWRITER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 23. Payments Free and Clear. All payments to be made by the Company or the Selling Shareholder under this Agreement shall be paid free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature, imposed by Chile, or by any department, agency or other political subdivision or taxing authority thereof, and all interest, penalties or similar liabilities with respect thereto (collectively, “Chilean Taxes”). If any Chilean Taxes are required by law to be deducted or withheld in connection with such payments, the Company or the Selling Shareholder will increase the amount paid so that the full amount of such payment is received by the Underwriter. The Company and the Selling Shareholder will furnish to the Underwriter official acknowledgment of the relevant tax authority evidencing any payment of any Chilean Taxes in respect of which the Company and the Selling Shareholder have paid any increased amounts pursuant to this paragraph.

SECTION 24. Disclosure of Tax Consequences. Notwithstanding anything herein to the contrary, the Company and the Selling Shareholder are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Shareholder relating to that treatment and structure, without the Underwriter’s imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

SECTION 25. Termination.

(a) The Underwriter may terminate this Agreement, by notice to the Company and the Selling Shareholder, at any time at or prior to the Time of Delivery (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto) or the Pricing Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in Chile, Colombia or in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in Chilean, Colombian or the United States national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Santiago Stock Exchange, if trading in the Common Shares or ADSs, if any, has been suspended by the Commission or the NYSE, or if trading generally on the Santiago Stock Exchange or the NYSE has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other United States or Chilean governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (v) if a banking moratorium has been declared by any of Chilean, U.S. federal or New York authorities; and

(b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 8 hereof, and provided further that Sections 1, 10, 11, 12, 18, 19, 20, 21, 22 and 23 shall survive such termination and remain in full force and effect.

SECTION 26. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and the Underwriter plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Underwriter and the Company.

Very truly yours,

CORPBANCA

By:	/s/ Cristián Canales Palacios
	Name:	Cristián Canales Palacios
	Title:	Director - Legal & Control

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof:

INVERSIONES Y VALORES LTDA.

By:	/s/ Fernando Aguad Dagach
	Name:	Fernando Aguad Dagach
	Title:	C.E.O. Inversiones y Valores Ltda.

Accepted as of the date hereof:

Banco BTG Pactual S.A. – Cayman Branch

By:	/s/ Jillian Wallach
Name: Jillian Wallach
Title: Attorney-in-fact

[Signature Page to Underwriting Agreement]

SCHEDULE I

(a) Issuer Free Writing Prospectuses (included in the Pricing Prospectus):

1. None

(b) Additional Information Included in the Pricing Prospectus :

1. The initial price to the public of the Securities.

Ch$6.25 (US$19.7531)

SCHEDULE II

List of Significant Subsidiaries

CorpBanca Colombia S.A.

SCHEDULE III

Underwriter	Total Number of ADSs to be Purchased
Banco BTG Pactual S. A. – Cayman Branch	4,111,000

Total	4,111,000

SCHEDULE IV

Names of Persons Subject to Lock-up

CorpGroup

Alvaro Saieh Bendeck	Chairman of the Board of CorpGroup

CorpBanca’s Board of Directors

Jorge Andrés Saieh Guzmán	Chairman

Fernando Aguad Dagach	First Vice Chaiman

Jorge Selume Zaror	Second Vice Chairman

Julio Barriga Silva	Director

Rafael Guilisasti Gana	Director

Ana Beatriz Holuigue Barros	Director

Francisco León Délano	Director

Francisco Mobarec Asfura	Director

Gustavo Arriagada	Director

María Catalina Saieh Guzmán	Alternate Director

Charles Naylor del Río	Alternate Director

CorpBanca’s Executive Officers	Position

Fernando Massú Tare	Chief Executive Officer

Mario Chamorro Carrizo	Executive Director – Strategic Projects

Cristián Canales Palacios	Director – Legal Services & Control &

Eugenio Gigogne Miqueles	Chief Financial Officer